Income Taxes	6 Months Ended
Jun. 30, 2014
Income Taxes [Abstract]
Income Taxes

13.    Income Taxes

Prior to the reverse merger described in note 2, Parent and Arabella LLC were flow-through entities not subject to corporate level income taxes. Subsequent to the reverse merger, the Company is subject to Federal income taxes. In as much as its principal operations are currently limited to the state of Texas, any income or loss is not currently subject to state income taxes. The principal difference between tax reporting and financial reporting is the intangible drilling costs, which are expensed for income tax purposes but capitalized under generally accepted accounting purposes. The Company incurred $8,175,916 of such costs during the six months ended June 30, 2014. For the three and six months ended June 30, 2014 the Company’s effective tax rate approximated the federal statutory rate.